UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 Date of Report:  March 13, 2003
       (Date of Earliest Event Reported:  March 13, 2003)


                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600



Item 5. Other Events
        ------------
      On March 13, 2003, we announced that John L. Whitmire, Chairman of Consol Energy, Inc., will join the El Paso Board of Directors effective as of March 17, 2003. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information
        and Exhibits
        ------------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    -----------
                  99.1     Press Release dated March 13, 2003.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                 -----------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  March 13, 2003

                          EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------
      99.1        Press Release dated March 13, 2003.